                                                                   EXHIBIT 3.145

                            UNITED STATES OF AMERICA

                             THE STATE OF WASHINGTON
                                     [SEAL]
                               SECRETARY OF STATE

I, SAM REED, Secretary of State of the State of Washington and custodian of its seal, hereby issue this certificate that the attached is a true and correct copy of

                             ARTICLES OF AMENDMENT

                                       of

                        U-HAUL CO. OF WESTERN WASHINGTON

                    CHANGING NAME TO U-HAUL CO. OF WASHINGTON

                  as filed in this office on December 6, 1990.

                                                            Date: August 5, 2003

                                                            Given under my hand
[SEAL]                                                      and the Seal of the
                                                            State of Washington
                                                            at Olympia, the
                                                            State Capital.

                                                    /s/ Sam Reed

                                                    Sam Reed, Secretary of State

                                     [SEAL]

                     STATE OF WASHINGTON SECRETARY OF STATE

I, RALPH MUNRO, Secretary of State of the State of Washington and custodian of its seal, hereby issue this

                            CERTIFICATE OF AMENDMENT

                                       TO

                        U-HAUL CO. OF WESTERN WASHINGTON

a Washington Profit corporation. Articles of Amendment were filed for record in this office on the date indicated below.

                   Changing name to U-HAUL CO. OF WASHINGTON

CORPORATION NUMBER: 2-203884-8                                     DATE: 6, 1990

                                        GIVEN UNDER MY HAND AND THE SEAL OF THE
                                        STATE OF WASHINGTON, AT OLYMPIA, THE
                                        STATE CAPITOL.

                                                 /s/ Ralph Munro
                                                 -------------------------------
                                                 Ralph Munro, Secretary of State

                               State of Washington
                              Corporations Division
                        Office of the Secretary of State

                              ARTICLES OF AMENDMENT

Pursuant to RCW 23B.10.060 of the Washington Business Corporation Act, the undersigned corporation hereby submits the following amendment(s) to the corporation's Articles of Incorporation.

1. The name of the corporation is: U-Haul Co. of Western Washington. (NOTE: Corporate name listed above must be identical to the records of the Office of the Secretary of State.)

2.       The text of EACH amendment (x) as adopted is (xxx) as follows:
                     (Attach separate sheet, if necessary)

                                   ARTICLE I

            The name of the corporation is: U-HAUL CO. OF WASHINGTON

3. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment, if not contained in the text of the amendment itself, are as follows:

                                       N/A

4.       The date of adoption of EACH amendment(X) was:

                               November 19, 1990

5.       The amendment(x) was (xxxx) adopted by:
         CHECK ONE OF THE FOLLOWING STATEMENTS:

        (   ) The incorporators. SHAREHOLDER ACTION WAS NOT REQUIRED.

        ( X ) The board of directors. SHAREHOLDER ACTION WAS NOT REQUIRED.

        (   ) Duly approved shareholder action in accordance with the
              provisions of RCW 23B.10.030 and RCW 23B.10.040.
              (NOTE: Please refer to copy of statutes listed on instruction sheet.)

6. These Articles will be effective upon filing, unless an extended date and/or time appears here:____________________, 19_________.
         (NOTE: Extended effective date may not be set at more than 90 days beyond the date the document is stamped "Filed" by the Secretary of State)

Dated: December 3, 1990.

                                        /s/ John A. Lorentz
                                        ----------------------------------------
                                        (Signature of person authorized to sign)
                                             John A. Lorentz

                                                    President
                                        ----------------------------------------
                                           (Type or print Name and Title)

                            UNITED STATES OF AMERICA

                             THE STATE OF WASHINGTON
                                     [SEAL]
                               SECRETARY OF STATE

I, SAM REED, Secretary of State of the State of Washington and custodian of its seal, hereby issue this certificate that the attached is a true and correct copy of

                               ARTICLES OF MERGER

                                       of

                        U-HAUL CO. OF WESTERN WASHINGTON

                  as filed in this office on October 20, 1989.

                                                             Date: August 5,2003

                                                            Given under my hand
[SEAL]                                                      and the Seal of the
                                                            State of Washington
                                                            at Olympia, the
                                                            State Capital.

                                                        /s/ Sam Reed

                                                    Sam Reed, Secretary of State

                                     [SEAL]

                     STATE OF WASHINGTON SECRETARY OF STATE

I, RALPH MUNRO, Secretary of State of the State of Washington and custodian of its seal, hereby certify that

                               ARTICLES OF MERGER

                                       OF

                        U-HAUL CO. OF WESTERN WASHINGTON

a Washington Profit corporation, was/were filed for record in this office on the date indicated below.

Merging with and into itself AUBURN RENTAL EQUIPMENT REPAIR SHOP, INC.

Corporation Number: 2-203884-8                            Date: October 20, 1989

                                                Given under my hand and the seal
                                                of the State of Washington, at
                                                Olympia, the State Capitol.

                                                /s/ Ralph Munro
                                                --------------------------------
                                                Ralph Munro, Secretary of State

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 9th day of August, 1989, entered into by U-Haul Co. of Western Washington, a Washington corporation, the surviving corporation and Auburn Rental Equipment Repair Shop, Inc., a Washington corporation, the Absorbed Corporation, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Washington which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                       I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is C. T. Corporation System, 520 Pike Street, Seattle, Washington 98101.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Constituent Corporation shall be absorbed.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number os shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                               NUMBER OF
                   NUMBER OF    SHARES    NUMBER   NUMBER
    COMPANY          SHARES    ENTITLED   VOTED    VOTED
     NAME         OUTSTANDING  TO VOTE     FOR    AGAINST
---------------------------------------------------------
U-HAUL CO.
OF WESTERN            500         500       500     -0-
WASHINGTON

AUBURN RENTAL
EQUIPMENT REPAIR    7,100       7,100     7,100     -0-
SHOP, INC.

                                       V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Washington, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Washington.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                             Surviving Corporation: U-HAUL CO. OF
                                                    WESTERN WASHINGTON,
                                                    a Washington Corp.

                             By: /s/ Charles R. Eide
                                 -----------------------------------------------
                                 Charles R. Eide, President

Verified

By: /s/ Jacquelyn J. Dunham
    --------------------------------------
    Jacquelyn J. Dunham, Secretary

                             Absorbed Corporation:  AUBURN RENTAL
                                                    EQUIPMENT REPAIR,
                                                    SHOP, INC., a
                                                    Washington Corp.

                             By: /s/ Donald Holt
                                 -----------------------------------------------
                                 Donald Holt, President

Verified

By: /s/ Jacquelyn J. Dunham
    --------------------------------------
    Jacquelyn J. Dunham, Secretary

                            UNITED STATES OF AMERICA

                            THE STATE OF WASHINGTON

                                     [SEAL]

                               SECRETARY OF STATE

I, SAM REED, Secretary of State of the State of Washington and custodian of its seal, hereby issue this certificate that the attached is a true and correct copy of

                               ARTICLES OF MERGER

                                       of

                        U-HAUL CO. OF WESTERN WASHINGTON

                   as filed in this office on March 31, 1989.

                                                   Date: August 5, 2003

                                                     Given under my hand and
                                                     the Seal of the State of
                                                     Washington at Olympia, the
                                                     State Capital.

                                                   /s/ Sam Reed
                                                   -----------------------------
                                                   Sam Reed, Secretary of State

                                     [SEAL]

                     STATE OF WASHINGTON SECRETARY OF STATE

I, RALPH MUNRO, Secretary of State of the State of Washington and custodian of its seal, hereby certify that

                               ARTICLES OF MERGER

                                       OF

                        U-HAUL CO. OF WESTERN WASHINGTON

a Washington Profit corporation, was / were filed for record in this office on the date indicated below.

          Merging with and into itself MOVERS WORLD OF WASHINGTON, INC.

Corporation Number: 2-203884-8                              Date: March 31, 1989

                                   Given under my hand and the seal of the State of Washington, at Olympia, the State Capitol.

                                                /s/ Ralph Munro
                                   --------------------------------------------
                                          Ralph Munro, Secretary of State

                       PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 11th day of January, 1989, entered into by U-Haul Co. OF Western Washington, the Surviving Corporation, and Movers World of Washington, Inc., the Absorbed Corporation, both corporations of the State of Washington, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Washington, which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                       I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is C. T. Corporation System, 520 Pike Street, Seattle, Washington 98101.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Constituent Corporation shall be absorbed.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number os shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ ARTICLES OF MERGER as to each corporation was as follows:

                                                            NUMBER OF
                                        NUMBER OF            SHARES          NUMBER        NUMBER
             COMPANY                     SHARES             ENTITLED          VOTED         VOTED
              NAME                     OUTSTANDING           TO VOTE           FOR         AGAINST
---------------------------------      -----------           -------           ---         -------
U-Haul Co. of Western Washington,          500                500              500           -0-

Movers World of Washington, Inc.           100                100              100           -0-

                                       V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Washington, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Washington.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 5036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                        Surviving Corporation: U-HAUL CO. OF WESTERN WASHINGTON,
                                               a Washington Corporation

                        By: /s/ Charles R. Eide
                            ---------------------------------------
                            Charles R. Eide, President

Verified

By: /s/ Jacquelyn J. Dunham
----------------------------------------
Jacquelyn J. Dunham, Secretary

                         Absorbed Corporation: MOVERS WORLD OF WASHINGTON, INC.,
                                               a Washington Corporation

                                           By: /s/ John M. Dodds
                                               ---------------------------------
                                               John M. Dodds, President

Verified

By: /s/ John A. Lorentz
    --------------------------------------
    John A. Lorentz, Secretary

STATE OF WASHINGTON
COUNTY OF

         On this 11th day of January, 1989, before me, the undersigned Notary Public, personally appeared Charles R. Eide, known to me to be the President of U-Haul Co. of Western Washington, Inc., a Washington corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                        /s/ [ILLEGIBLE]
                                        ---------------------------------
                                        NOTARY PUBLIC

     (NOTARY SEAL)

STATE OF ARIZONA
COUNTY OF MARICOPA

         On this 11th day of January, 1989, before me, the undersigned Notary Public, personally appeared John M. Dodds, known to me to be the President of Movers World of Washington, Inc. a Washington corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                        /s/ Blanche I. Passolt
                                        ---------------------------------
                                        NOTARY PUBLIC

    (NOTARY SEAL)

                        UNANIMOUS CONSENT OF THE MEMBERS

                          OF THE BOARD OF DIRECTORS OF

                     U-HAUL CO. OF WESTERN WASHINGTON, INC.

                            A WASHINGTON CORPORATION

                                                                January 11, 1989

         The undersigned, constituting all the members of the Board of Directors of U-Haul Co. of Western Washington, Inc., a Washington corporation, hereby consent to and adopt the following resolution:

         RESOLVED: That this corporation does hereby agree to and approve the Plan of Merger between this corporation and Movers World of Washington, Inc., whereby this corporation shall be the surviving corporation, all in accordance with the copy of the Plan of Merger attached hereto, and be it further

         RESOLVED: That the President and Secretary of this corporation be and they hereby are authorized and directed to execute on behalf of this corporation said Plan of Merger and to do all and everything necessary to complete said merger, and

         RESOLVED: That said Plan be submitted to the sole shareholder of this corporation for the purpose of considering the approval of said plan.

                                             /s/ Charles R. Eide
                                             -----------------------------------
                                             Charles R. Eide, Director

                                             /s/ Donald Holt
                                             -----------------------------------
                                             Donald Holt, Director

                                             /s/ Jacquelyn J. Dunham
                                             -----------------------------------
                                             Jacquelyn J. Dunham, Secretary

                            UNITED STATES OF AMERICA

                            THE STATE OF WASHINGTON
                                     (SEAL)
                               SECRETARY OR STATE

I, SAM REED, Secretary of State of the State of Washington and custodian of its seal, hereby issue this certificate that the attached is a true and correct copy of

                               ARTICLES OF MERGER

                                       of

                        U-HAUL CO. OF WESTERN WASHINGTON

                  as filed in this office on February 27, 1985.

                                               Date: August 5, 2003

                                               Given under my hand and
                  (SEAL) the Seal of the State of Washington at Olympia, the State Capital.

                                               /s/ Sam Reed

                                               Sam Reed, Secretary of State

                                     (SEAL)

                     STATE OF WASHINGTON SECRETARY OF STATE

I, RALPH MUNRO, Secretary of State of the State of Washington and custodian of its seal, hereby certify that

                               ARTICLES OF MERGER

                                       of

                        U-HAUL CO. OF WESTERN WASHINGTON

a                              Washington Profit                    corporation,

was/were filed for record in this office on the date indicated below.

         Merging with and into itself RENT-IT-SHOPS, INC.

Corporation Number: 2-203884-8                           Date: February 27, 1985

                                          Given under my hand and the seal of
1774                                      the State of Washington, at Olympia,
285-290                                   the State Capitol.

                                          /s/ Ralph Munro
                                          --------------------------------------
                                          Ralph Munro, Secretary of State

                               ARTICLES OF MERGER

                                       OF

                               RENT-IT-SHOPS, INC.

                                      INTO

                        U-HAUL CO. OF WESTERN WASHINGTON

                             WASHINGTON CORPORATIONS

UNDER SECTIONS 23A.20.010 AND 23A.20.040 OF THE WASHINGTON BUSINESS CORPORATION LAW

                                        I

         The name of the Surviving Corporation is U-Haul Co. of Western Washington.

                                       II

         The name of the Absorbed Corporation is Rent-It-Shops, Inc.

                                       III

         The surviving corporation has 500 shares of common stock issued and 5,000 shares outstanding.

         The absorbed corporation has 31,984 of common stock issued and 150,000 shares outstanding.

                                       IV

         The number of shares voted against the merger was none.

                                        V

         The Plan of Merger, which is attached hereto and by reference incorporated herein, was approved by the directors and sole shareholder of each of the undersigned corporations in the manner provided under the laws of the State of Washington.

         IN WITNESS WHEREOF, the corporate parties hereto have executed the Articles of Merger this 22nd day of January, 1985.

                                    SUPERVISOR: U-Haul Co. of Western Washington
                                                a Washington corporation

                                                By: /s/ Mike Hall
                                                   -----------------------------
                                                Mike Hall, President

             (CORPORATE SEAL)
                                                By: /s/ Deborah Henkes
                                                   -----------------------------
                                                Deborah Henkes, Secretary

                                    ABSORBED:   Rent-It-Shops, Inc.
                                                a Washington corporation

                                                By: /s/ Donald Holt
                                                   -----------------------------
                                                Donald Holt, Vice-President

             (CORPORATE SEAL)
                                                By: /s/ Deborah Herkes
                                                   -----------------------------
                                                Deborah Herkes, Secretary

                                  VERIFICATION

STATE OF WASHINGTON )
                    )ss.
COUNTY OF           )

Mike Hall, being duly sworn deposed and says that he is the President of U-Haul Co. of Western Washington, a Washington corporation, the corporation named in and described in the foregoing instrument. That he has read the foregoing instrument and knows the contents thereof, and that the same is true of his own knowledge except as to the matters therein stated to be alleged upon information and belief, and as to those matters he believes it to be true.

                                                /s/ Mike Hall
                                                --------------------------------
                                                Mike Hall-President

         Sworn to before me this 22nd day of January, 1985.

                                                /s/ Deborah Henkes
                                                --------------------------------
                                                         Notary Public


My Commission Expires: 9-13-86

                                  VERIFICATION

STATE OF     )
             )ss.
COUNTY OF    )

Donald Holt, being duly sworn deposed and says that he is the Vice President of Rent-It-Shops, Inc. a Washington corporation, the corporation named in and described in the foregoing instrument. That he has read the foregoing instrument and knows the contents thereof, and that the same is true of his own knowledge except as to the matters therein stated to be alleged upon information and belief, and as to those matters he believes it to be true.

                                                /s/ Donald Holt
                                                --------------------------------
                                                Donald Holt, Vice-President

         Sworn to before me this 22nd day of January, 1985.

                                                /s/ Deborah Henkes
                                                --------------------------------
                                                         Notary Public

My Commission Expires: 9-13-86

                                 PLAN OF MERGER

         THIS PLAN OF MERGER dated this 22nd day of January, 1985, entered into by Rent-It-Shops, Inc., Absorbed Corporation, and U-Haul Co. of Western Washington Surviving Corporation, Washington corporations and together referred to as Constituent Corporations, hereby WITNESSETH THAT:

WHEREAS:

         The respective Boards of Directors and sole shareholder of the Constituent Corporations have determined it to be advisable that Absorbed Corporation be merged into Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the State of Washington which permit such a merger:

         NOW THEREFORE the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be the Articles of Incorporation with no alteration or amendment.

                                       II

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

         1. All issued and outstanding shares of stock of Absorbed Corporation shall be cancelled.

         2. On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding stock of Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       III

         Surviving Corporation shall pay all expenses of accomplishing the merger.

                                       IV

         If Surviving Corporation shall consider or be advised that any assignment or assurances in law are necessary or desirable to vest or to perfect or confirm of record in Surviving Corporation the title to any property or rights of Absorbed Corporation or to otherwise carry out the provisions hereof, the proper officers and directors of Absorbed Corporation as of the effective date of the merger shall execute and deliver any assignments and assurances in law, and do all things necessary or proper to vest or perfect such rights in Surviving Corporation and otherwise to carry out the provisions hereof.

                                        V

Each of the Constituent Corporations shall take or cause to be taken all action or all things necessary, proper or advisable under the laws of the State of Washington to consummate and make effective the merger subject, however, to the consent of the sole stockholder; and the officers and directors of the Surviving Corporation are authorized and directed to perform all actions required for accomplishing and filing this Plan of Merger.

IN WITNESS WHEREOF the corporate parties hereto, pursuant to authority given by their respective Boards of Directors and sole shareholder hereby enter into this Plan of Merger executed and sealed this 22nd day of January, 1985.

                                    SUPERVISOR: U-Haul Co. of Western Washington
                                                a Washington corporation

                                                By: /s/ Mike Hall
                                                   -----------------------------
                                                Mike Hall, President

             (CORPORATE SEAL)
                                                By: /s/ Deborah Henkes
                                                   -----------------------------
                                                Deborah Henkes, Secretary

                                    ABSORBED:   Rent-It-Shops, Inc.
                                                a Washington corporation

                                                By: /s/ Donald Holt
                                                   -----------------------------
                                                Donald Holt, Vice-President

             (CORPORATE SEAL)
                                                By: /s/ Deborah Herkes
                                                   -----------------------------
                                                Deborah Herkes, Secretary

                            UNITED STATES OF AMERICA

                            THE STATE OF WASHINGTON

                                     [LOGO]

                               SECRETARY OF STATE

I, SAM REED, Secretary of State of the State of Washington and custodian of its seal, hereby issue this certificate that the attached is a true and correct copy of

                              ARTICLES OF AMENDMENT

                                       of

                             U-HAUL CO. OF SEATTLE

                 CHANGING NAME TO U-HAUL OF WESTERN WASHINGTON

                    as filed in this office on March 5, 1980.

                                                  Date:    August 5, 2003

                                                     Given under my hand and the
                                                     Seal of the State of
                                                     Washington at Olympia, the
                                                     State Capital.
             (SEAL)
                                                    /s/ Sam Reed
                                                    ---------------------------

                                                    Sam Reed, Secretary of State

D203884                                                                 DOMESTIC
 FILE NUMBER

                                     [LOGO]

                    STATE OF WASHINGTON DEPARTMENT OF STATE

I, BRUCE K. CHAPMAN, Secretary of State of the State of Washington and custodian of its seal, hereby certify that

                            ARTICLES OF AMENDMENT TO

                            ARTICLES OF INCORPORATION

of U-HAUL CO. OF SEATTLE a domestic corporation of Seattle. Washington, (Changing name to U-HAUL CO. OF WESTERN WASHINGTON) was filed for record in this office on this date, and I further certify that such Articles remain on file in this office.

Filed at request of
U-Haul Moving & Storage
P. O. Box 21510
2727 North Central Ave
Phoenix, Arizona 85036

Filing and recording fee ...   $ ......
License to June 30, 19 .....   $ ......
      Excess pages @ 25 cents  $ ......
      Microfilmed, Roll No.    1517
                        Page   145-147

In witness whereof I have signed and have affixed the seal of the State of Washington to this certificate at Olympia, the State Capitol, March 5, 1980

                                                       /s/ Bruce K. Chapman
                                                       -------------------------
                                                               BRUCE  K. CHAPMAN
                                                              SECRETARY OF STATE

                               FILE IN [ILLEGIBLE]

                              ARTICLES OF AMENDMENT

                                       OF

                              U-HAUL CO. OF SEATTLE

         Pursuant to the provisions of RCW 23A.16 of the Washington Business Corporation Act, the undersigned adopts the following Articles of Amendment to the Articles of Incorporation:

         FIRST: The name of the corporation is U-Haul Co. of Seattle

         SECOND: The following amendment of the Articles of Incorporation was adopted by the shareholders of the corporation on January 25, 1980

                        The name of the corporation shall be

                        U-HAUL CO. OF WESTERN WASHINGTON

         THIRD: The number of shares of the corporation outstanding at the time of such adoption was 500; and the number of shares entitled to vote thereon was 500.

         FOURTH: The designation and number of outstanding shares of. each class entitled to vote thereon as a class were as follows: *

               Class                           Number of Shares

                                      NONE

         FIFTH: The number of shares voted for such amendment was 500; and the number of shares voted against such amendment was NONE.

         SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was: *

               Class                                    Number of Shares
                                      NONE     For______________; Against_____.

         SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: **

                                    NO CHANGE

         EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows: **

         Dated: January 25, 1980.

                                                /s/ Ronald Belec
                                                --------------------------------
                                                President, Ronald Belec

                                                /s/ Deborah Schmitt
                                                --------------------------------
                                                Secretary, Deborah Schmitt

         SUBSCRIBED AND SWORN to before me this 20th day of February, 1980.

                                           /s/ [ILLEGIBLE]
                                           --------------------------------
                                           Notary Public in and for the state of
                                           Washington, residing at [ILLEGIBLE].

*   If inapplicable, insert "None".

**  If inapplicable, insert "No change".

                            UNITED STATES OF AMERICA

                            THE STATE OF WASHINGTON

                                     [LOGO]

                               SECRETARY OF STATE

I, SAM REED, Secretary of State of the State of Washington and custodian of its seal, hereby issue this certificate that the attached is a true and correct copy of

                               ARTICLES OF MERGER

                                       of

                             U-HAUL CO. OF SEATTLE

                 as filed in this office on September 25, 1975.

                                                   Date:    August 5, 2003

                                                      Given under my hand and
                                                      the Seal of the State of
                                                      Washington at Olympia, the
                                                      State Capital.

                                                    /s/ Sam Reed
                                                    ----------------------------
                                                    Sam Reed, Secretary of State

D-250251                                                                DOMESTIC
 FILE NUMBER

                                     [LOGO]

                     STATE OF WASHINGTON DEPARTMENT OF STATE

I, BRUCE K. CHAPMAN, Secretary of State of the State of Washington and custodian of its seal, hereby certify that


                               ARTICLES OF MERCER

of U-HAUL CO. OF SEATTLE a domestic corporation of Seattle, Washington,
(Merging with and into itself U-HAUL CO. OF TACOMA) was filed for record in this office at 8:00 O'clock a. m, on this date, and I further certify that such Articles remain on file in this office.

Filed at request of Amerco
2727 N. Central Ave.
Phoenix, AZ 85004
Attn : Mr. C. J. Hunt

Filing and recording fee .....     $ 15,00
License to June 30, 19 .....       $ .....
         Excess pages @ 25 cents   $ .....
         Microfilmed, Roll No.     1329
                        Page       366-372

In witness whereof I have signed and have affixed the seal of the State of Washington to this certificate at Olympia, the State Capitol, September 25, 1975

                                                              -----------------
                                                                BRUCE K. CHAPMAN
                                                              SECRETARY OF STATE

                               ARTICLES OF MERGER

                                       OF

                              U-HAUL CO. OF TACOMA

                                      INTO

                              U-HAUL CO. OF SEATTLE

                            WASHINGTON CORPORATIONS

UNDER SECTIONS 23A.20.010 AND 23A.20.040 OF THE WASHINGTON BUSINESS CORPORATION LAW

                                       I

         The name of the Surviving Corporation is U-Haul Co. of Seattle.

                                       II

         The name of the Absorbed Corporation is U-Haul Co. of Tacoma.

                                       III

         Each Constituent Corporation has 500 shares of common stock issued and outstanding.

                                       IV

         The number of shares voted for the merger was 500; the number of shares voted against was none.

         The Plan of Merger, which is attached hereto and by reference incorporated herein, was approved by the directors and sole shareholder of each of the undersigned corporations in the manner provided under the laws of the State of Washington.

         IN WITNESS WHEREOF, the corporate parties hereto have executed the Articles of Merger this 16 day of September, 1975.

                                    SURVIVOR: U-Haul Co. of Seattle,
                                               a Washington corporation

                                              By: /s/ [ILLEGIBLE]
                                                  ------------------------------
                                                           President

                  (CORPORATE SEAL)

                                              By: /s/ [ILLEGIBLE]
                                                  ------------------------------
                                                           Secretary

                                    ABSORBED: U-Haul Co. of Tacoma,
                                              a Washington corporation

                                              By: /s/ [ILLEGIBLE]
                                                  ------------------------------
                                                           President

                  (CORPORATE SEAL)

                                              By: /s/ [ILLEGIBLE]
                                                  ------------------------------
                                                           Secretary

                                  VERIFICATION

STATE OF Washington  )
                     ) ss.
COUNTY OF King       )

[ILLEGIBLE], being duly sworn deposes and says that he is the President of U-Haul Co. of Seattle, a Washington corporation, the corporation named in and described in the foregoing instrument. That he has read the foregoing instrument and knows the contents thereof, and that the same is true of his own knowledge except as to the matters therein stated to be alleged upon information and belief, and as to those matters he believes it to be true.

                                              /s/ [ILLEGIBLE]
                                              -------------------------------
                                                                - President

         Sworn to before me this 16 day of September, 1975.

                                              /s/ [ILLEGIBLE]
                                              -------------------------------
                                                        Notary Pubic

My Commission Expires : 6-3-76

                                  VERIFICATION

STATE OF Washington  )
                     ) ss.
COUNTY OF King       )

JAMES S. KELLY, being duly sworn deposes and says that he is the President of U-Haul Co. of Tacoma, a Washington corporation, the corporation named in and described in the foregoing instrument. That he has read the foregoing instrument and knows the contents thereof, and that the same is true of his own knowledge except as to the matters therein stated to be alleged upon information and belief, and as to those matters he believes it to be true.

                                              /s/ [ILLEGIBLE]
                                              -------------------------------
                                                                - President

         Sworn to before me this 16 day of September, 1975.

                                              /s/ [ILLEGIBLE]
                                              -------------------------------
                                                        Notary Pubic

My Commission Expires: 6-3-76

                                 PLAN OF MERGER

         THIS PLAN OF MERGER dated this 12th day of September, 1975, entered into by U-Haul Co. of Tacoma, Absorbed Corporation, and U-Haul Co. of Seattle, Surviving Corporation, Washington corporations and together referred to as Constituent Corporations, hereby WITNESSETH THAT:

WHEREAS:

         The respective Boards of Directors and sole shareholder of the Constituent Corporations have determined it to be advisable that Absorbed Corporation be merged into Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the State of Washington which permit such a merger:

         NOW THEREFORE the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be the Articles of Incorporation with no alteration or amendment.

                                       II

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

         1. All issued and outstanding shares of stock of Absorbed Corporation shall be cancelled.

         2. On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding stock of Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       III

         Surviving Corporation shall pay all expenses of accomplishing the merger.

                                       IV

         If Surviving Corporation shall consider or be advised that any assignment or assurances in law are necessary or desirable to vest or to perfect or confirm of record in Surviving Corporation the title to any property or rights of Absorbed Corporation or to otherwise carry out the provisions hereof, the proper officers and directors of Absorbed Corporation as of the effective date of the merger shall execute and deliver any assignments and assurances in law, and do all things necessary or proper to vest or perfect such rights in Surviving Corporation and otherwise to carry out the provisions hereof.

                                        V

         Each of the Constituent Corporations shall take or cause to be taken all action or all things necessary, proper or advisable under the laws of the State of Washington to consummate and make effective the merger subject, however, to the consent of the sole stockholder; and the officers and directors of the Surviving Corporation are authorized and directed to perform all actions required for accomplishing and filing this Plan of Merger.

         IN WITNESS WHEREOF the corporate parties hereto, pursuant to authority given by their respective Boards of Directors and sole shareholder hereby enter into this Plan of Merger executed and sealed this 16 day of September, 1975.

                                       SURVIVOR: U-Haul Co. of Seattle,
                                                 a Washington corporation

                                                 By: /s/ [ILLEGIBLE]
                                                     ---------------------------
                                                                     - President

(CORPORATE SEAL)

                                                 By: /s/ [ILLEGIBLE]
                                                     ---------------------------
                                                                     - Secretary

                                       ABSORBED: U-Haul Co. of Tacoma,
                                                 a Washington corporation

                                                 By: /s/ [ILLEGIBLE]
                                                     ---------------------------
                                                                     - President

(CORPORATE SEAL)

                                                 By: /s/ [ILLEGIBLE]
                                                     ---------------------------
                                                                     - Secretary

                       CERTIFICATE OF CORPORATE RESOLUTION

         I, John A. Lorentz, do hereby certify that I am the duly elected and acting Secretary of AMERCO, a Nevada corporation, and that the following is a true and accurate copy of the resolutions adopted by the Board of Directors at a meeting duly called and held on the 12th day of September, 1975, as the same appears on the books and records of this corporation:

         RESOLVED: That this corporation, being the sole owner of all of the outstanding stock of U-Haul Co. of Seattle and U-Haul Co. of Tacoma, hereby authorizes and directs that the respective Boards of Directors of said corporations proceed with such actions as will accomplish the merger of said corporations, with U-Haul Co. of Seattle being the survivor corporation, and be it further

         RESOLVED: That the Secretary of this corporation be and hereby is directed to execute a Certificate of Corporate Resolution to be submitted to the Office of the Secretary of State of Washington, attesting to the aforesaid Resolution and certifying that this corporation does hereby vote all of the outstanding stock of said corporation in favor of such merger.

         In Witness Whereof, I have set my hand and affixed the seal of this corporation this 12th day of September, 1975.

                                                 By: /s/ John A. Lorentz
                                                     ---------------------------
                                                              Secretary

(CORPORATE SEAL)

                            UNITED STATES OF AMERICA

                             THE STATE OF WASHINGTON

                                     [LOGO]

                               SECRETARY OF STATE

I, SAM REED, Secretary of State of the State of Washington and custodian of its seal, hereby issue this certificate that the attached is a true and correct copy of

                             ARTICLES OF AMENDMENT

                                       of

                         AMERCO MARKETING CO. OF SEATTLE

                     CHANGING NAME TO U-HAUL CO. OF SEATTLE

                   as filed in this office on March 8, 1973.

                                                            Date: August 5, 2003

                                                        Given under my hand and
                                                        the Seal of the State of
                                                        Washington at Olympia,
       (SEAL)                                           the State Capital.

                                                           /s/ Sam Reed
                                                   -----------------------------
                                                    Sam Reed, Secretary of State

D-227651
---------
FILE NUMBER                                                             DOMESTIC

                                     [LOGO]

                     STATE OF WASHINGTON DEPARTMENT OF STATE

I, A. LUDLOW KRAMER, Secretary of State of the State of Washington and custodian of its seal, hereby certify that

                                     AMENDED
                            ------------------------
                            ARTICLES OF INCORPORATION

of AMERCO MARKETING CO. OF SEATTLE a domestic corporation of Seattle, Washington, (Changing name to U-HAUL CO. OF SEATTLE) was filed for record in this office on this date, and I further certify that such Articles remain on file in this office.

Filed at request of
AMERCO
2727 N. Central Ave.
Phoenix, Arizona 85004
Attn: D. A. Sanders

Filing and recording fee         $10.00
License to June 30, 19___        $_____
     Excess pages @ 25 cents     $_____
     Microfilmed, Roll No          1262
                       Page     111-114

                                             In witness whereof I have signed
                                             and have affixed the seal of the
                                             State of Washington to this
                                             certificate at Olympia, the State
                                             Capitol,

                                                      MARCH 8, 1973.

                                                              ------------------
                                                                A. LUDLOW KRAMER
                                                              SECRETARY OF STATE

                               FILE IN TRIPLICATE

                              ARTICLES OF AMENDMENT

                                       OF

                                                               A. LUDLOW KRAMER
                                                              SECRETARY OF STATE

                         AMERCO MARKETING CO. OF SEATTLE

         Pursuant to the provisions of RCW 23A.16 of the Washington Business Corporation Act, the undersigned adopts the following Articles of Amendment to the Articles of Incorporation;

         FIRST: The name of the corporation is AMERCO MARKETING CO. OF SEATTLE

         SECOND: The following amendment (s) of the Articles of Incorporation was (were) adopted by the shareholders of the corporation on 2/21/73:

                                   ARTICLE I

         "The name of the corporation is U-HAUL CO. OF SEATTLE."

         THIRD: The number of shares of the corporation outstanding at the time of such adoption was 500; and the number of shares entitled to vote thereon was 500.

         FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows: *

              Class                               Number of Shares

             COMMON                                      500

         FIFTH: The number of shares voted for such amendment was 500; and the number of shares voted against such amendment was -0-.

         SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was: *

              Class                     Number of Shares

             COMMON                    For 500; Against -0-.

         SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: **

             NO CHANGE

         EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows: **

             NO CHANGE

Dated: 2-27-1973.                                AMERCO MARKETING CO. OF SEATTLE

                                                 /s/ Edward J. Steinberg
                                                 -------------------------------
                                                 President Edward J. Steinberg

                                                 /s/ David S. Welch
                                                 -------------------------------
                                                 Secretary David S. Welch

SUBSCRIBED AND SWORN to before me this 27 day of Feb, 1973.

                                           [ILLEGIBLE]
                                           -------------------------------------
                                           Notary Public in and for the State of
                                           Wash, residing at Seattle

* If inapplicable, insert "None".

** If inapplicable, insert "No change".

                         CONSENT TO USE OF SIMILAR NAME

         The undersigned corporation hereby consents to the use of a similar name:

         1. The name of the consenting corporation is U-HAUL CO., a corporation organized and existing under the laws of the State of WASHINGTON.

         2. The name of the corporation to which this consent is given and which is about to amend its corporate name is:

                        AMERCO MARKETING CO. OF SEATTLE

         3. The name the corporation shall adopt by amending its Articles of Incorporation is:

                             U-HAUL CO. OF SEATTLE

         In Witness Whereof, this corporation has caused this consent to be executed this 2nd day of March, 1973.

                                       U-HAUL CO., a (an) WASHINGTON corporation

                                       By: /s/ [ILLEGIBLE]
                                           ------------------------------
                                                 Assistant Secretary

STATE OF ARIZONA   )
                   ) ss.
COUNTY OF MARICOPA )

         Before me, a Notary Public, personally appeared ARTHUR G. SEIFERT, known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         In Witness Whereof, I have hereunto set my hand and official seal this 2nd day of March, 1973.

         (SEAL)

                                                /s/ [ILLEGIBLE]
                                                --------------------------------
                                                Notary Public - State of Arizona

                            UNITED STATES OF AMERICA

                            THE STATE OF WASHINGTON

                                     [SEAL]

                               SECRETARY OF STATE

I, SAM REED, Secretary of State of the State of Washington and custodian of its seal, hereby issue this certificate that the attached is a true and correct copy of

                              ARTICLES OF AMENDMENT

                                       of

                              U-HAUL CO. OF SEATTLE

                CHANGING NAME TO AMERCO MARKETING CO. OF SEATTLE

                  as filed in this office on October 30, 1970.

                                                 Date: August 5, 2003

                                                 Given under my hand and the
[SEAL]                                           Seal of the State of Washington
                                                 at Olympia, the State Capital.

                                                  /S/ Sam Reed

                                                  Sam Reed, Secretary of State

   D-208631                         [LOGO]                              DOMESTIC
FILE NUMBER

                     STATE OF WASHINGTON DEPARTMENT OF STATE

I, A. LUDLOW KRAMER, Secretary of State of the State of Washington and custodian of its seal, hereby certify that

                                     AMENDED
                            ARTICLES OF INCORPORATION

Of U-HAUL CO. OF SEATTLE a domestic corporation of SEATTLE, Washington, (CHANGING NAME TO AMERCO MARKETING CO. OF SEATTLE) was filed for record in this office on this date, and I further certify that such Articles remain on file in this office.

Filed at request of

         Amerco
         Advanced Management Engineering & Research Company
         2721 N, Central Ave.
         Phoenix, Arizona 85036                 In witness whereof I have
         Attn: John A. Lorentz                  signed and have affixed the
                                                seal of the State of Washington
Filing and recording fee   $ 10.00              to this certificate at Olympia,
License to June 30, 19     $                    the State Capitol,

         Excess pages @ 25 cent(s) $
                                                       OCTOBER 30, 1970
         Microfilmed, Roll No. 1205
                      Page 112-115                            A. LUDLOW KRAMER
                                                              SECRETARY OF STATE

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                              U-HAUL CO. OF SEATTLE

STATE OF WASHINGTON        )
                           ) ss.
COUNTY OF KING             )

         Edward J. Steinberg and Jerry Crosby being first duly sworn upon their oath depose and say:

         1. That they are the President and the Secretary respectively of U-HAUL CO. OF SEATTLE.

         2. That at a meeting of the Board of Directors of said corporation, duly held at Auburn, Washington on August 12, 1970, the following resolution was adopted:

                           "RESOLVED: That Article I of the Articles of
                           Incorporation be amended to read as follows:

                           The name of this corporation is AMERCO MARKETING CO. OF SEATTLE. "

         3. That the shareholders have adopted said amendment by resolution at a meeting held at Auburn, Washington on August 12, 1970. That the wording of the amended article, as set forth in the shareholders' resolution, is the same as that set forth in the directors' resolution in Paragraph 2 above.

         4. That the number of shares which voted affirmatively for the adoption of said resolution is 500, and that the total number of shares entitled to vote on or consent to said amendment is 500.

         5. All of the outstanding stock of this corporation is being held by U-HAUL CO., a Washington corporation, who has, in the adoption of the resolution authorizing this amendment waived the notice of meeting of shareholders.

                                                    Edward J. Steinberg
                                                 ------------------------
                                                         President

         (CORPORATE SEAL)

                                                       Jerry Crosby
                                                 ------------------------
                                                         Secretary

Page One of Two Pages

STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

         Edward J. Steinberg and Jerry Crosby, being sworn severally, each for himself, on his oath deposes and says that he is the person who executed the foregoing instrument; that he has read the same and knows the contents thereof; that the matters stated therein are true to his knowledge, except such matters as are stated to be upon information and belief and as to those matters he believes them to be true.

                                                     Edward J. Steinberg
                                                  ------------------------
                                                          President

                                                         Jerry Crosby
                                                  ------------------------
                                                          Secretary

         Severally sworn to and subscribed before me this 23rd day of October, 1970.

                                                         [ILLEGIBLE]
                                                  ------------------------

Notary Public in and for the County of King, State of Washington.

         (NOTARIAL SEAL)

Page Two of Two Pages

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of Washington

         The undersigned corporation hereby consents to the use of a similar name:

1. The name of the consenting corporation is AMERCO, a corporation organized and existing under the laws of the State of Arizona.

2. The name of the corporation to which this consent is given and which is about to be organized under the laws of this State is:

         AMERCO MARKETING CO. OF SEATTLE

         In Witness Whereof, this corporation has caused this consent to be executed this 12 day of August, 1970.

                                                AMERCO, an Arizona corporation

                                                By: /s/ L. S. Shoen
                                                    ----------------------------
                                                    L. S. Shoen - President
STATE OF ARIZONA    )
                    ) ss.
COUNTY OF MARICOPA  )

         Before me, a Notary Public, personally appeared L. S. Shoen known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 12th day of August, 1970.

                                                       Halen H. Delameter
                                             -----------------------------------
                                                        Notary Public

                                             My Commission Expires Aug. 13, 1972

                            UNITED STATES OF AMERICA
                            THE STATE OF WASHINGTON
                                     [SEAL]
                               SECRETARY OF STATE

I, SAM REED, Secretary of State of the State of Washington and custodian of its seal, hereby issue this certificate that the attached is a true and correct copy of

                           ARTICLES OF INCORPORATION
                                       of
                             U-HAUL CO. OF SEATTLE

                   as filed in this office on March 2, l970.

                                      Date: August 5, 2003
[SEAL]
                                         Given under my hand and
                                         the Seal of the State of
                                         Washington at Olympia, the
                                         State Capital.

                                         /s/ Sam Reed
                                         ----------------------------
                                         Sam Reed, Secretary of State

D-203884                                                                DOMESTIC
FILE NUMBER

                                     [SEAL]

                     STATE OF WASHINGTON DEPARTMENT OF STATE

I, A. LUDLOW KRAMER, Secretary of State of the State of Washington and custodian of its seal, hereby certify that

                           ARTICLES OF INCORPORATION

of U-HAUL CO. OF SEATTLE a domestic corporation of SEATTLE, Washington,
_______________________________________________________________________
_______________________________________________________________________
_______________________________________________________________________

was filed for record in this office on this date, and I further certify that such Articles remain on file in this office.


Filed at request of
  Arcoa Inc.
  2727 North Central
  P. O.Box 21502                        In witness whereof I have signed
  Phoenix, Arizona  85036               and have affixed the seal of the State
  Attn: David L.Helsten                 of Washington to this certificate at
                                        Olympia, the State Capitol,
Filing and recording fee    $ 50.00
License to June 30, 1970    $ 30.00              MARCH 2, 1970.
  Excess pages @ 25 cent(s) $______
    Microfilmed, Roll No.      1188                             A. LUDLOW KRAMER
                                                              SECRETARY OF STATE
                     Page  19-22

                           ARTICLES OF INCORPORATION
                                       of
                              U-HAUL CO. OF SEATTLE

         THE UNDERSIGNED, being twenty-one years or older does hereby adopt the following Articles of Incorporation for the purpose of forming a corporation under the laws of the State of Washington.

                                    ARTICLE I

             The name of the corporation is U-HAUL CO. OF SEATTLE.

                                   ARTICLE II

            The period of duration of the corporation is perpetual.

                                   ARTICLE III

         The purpose or purposes for which the corporation is organized are to rent and lease to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and to purchase or otherwise acquire and operate any facilities useful for the conduct of the business enterprises of this corporation.

         In general, to carry on any other business in connection with the foregoing, and to have and exercise all powers conferred by the laws of the State of Washington upon corporations, and to engage in any lawful activity within the purposes for which corporations may be organized under the laws of the State of Washington.

                                   ARTICLE IV

         The aggregate number of shares which the corporation shall have authority to issue are five thousand (5,000) shares of common stock with a par value of Ten ($10.00) Dollars each, or a total capitalization of Fifty Thousand ($50,000.00) Dollars.

                                    ARTICLE V

         The corporation will not commence business until the consideration

Page one of two pages
of at least One Thousand ($1,000.00) Dollars has been received for the issuance of shares.

                                   ARTICLE VI

         The address of its registered office shall be c/o C. T. Corporation System, 1218 Third Avenue, Seattle, Washington and the name of the resident agent at said address is C. T. Corporation System.

                                   ARTICLE VII

         The initial Board of Directors shall consist of three (3) members, and the initial Board who shall act until the first annual meeting of stockholders and their successors have been elected and qualified are:

           Edward J. Steinberg           1016 West Main
                                         Auburn, Washington 98002

           Wayne Wrolstad                1016 West Main
                                         Auburn,Washington 98002

           Jerry Crosby                  1016 West Main
                                         Auburn, Washington 98002

                               ARTICLE VIII

         The name and address of each incorporator is as follows:

           David L. Helsten              2727 North Central Avenue
                                         Phoenix, Arizona 85004

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of February, 1970.

STATE OF ARIZONA    )                        /s/ David L. Helsten
                    )ss:                     ------------------------
COUNTY OF MARICOPA  )                        David L. Helsten

         On this 20th Day of February, 1970, before me, a Notary Public for the State of Arizona, personally appeared David L. Helsten, known to me to be the person named in and who executed the foregoing instrument, and who acknowledged that he had executed the same and that the matters therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal this 20th day of February, 1970.

                                    /s/ Helen H. Delamater
                                    ---------------------------------------
                                    Helen H. Delamater
                                    Notary Public for the State of Arizona
(NOTARIAL SEAL)                     Residing at Tempe, Arizona
                                    My Commission expires August 13, 1972

Page two of two pages

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of Washington

         The undersigned corporation hereby consents to the use of a similar name:

1. The name of the consenting corporation is U-HAUL CO., a corporation organized and existing under the laws of the State of Washington

2. The name of the corporation to which this consent is given and which is about to be organized under the laws of this State is:

                              U-HAUL CO. OF SEATTLE

         IN WITNESS WHEREOF, this corporation has caused this consent to be executed this 2 day of Feb., 1970.

                                            U-HAUL CO.

                                            By: /s/ [ILLEGIBLE]
                                                ------------------------
                                                               President

ATTEST:

/s/ [ILLEGIBLE]
--------------------
           Secretary

STATE OF WASH.   )
                 ) ss.
COUNTY OF KING   )

         Before me, a Notary Public, personally appeared
              known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 2 day of Feb, 1970.

                                            /s/ [ILLEGIBLE]
                                            ----------------------------
                                                    Notary Public